UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2023

AXCELLA HEALTH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38901	26-3321056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 1270 Littleton, Massachusetts	01460
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (857) 320-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	AXLA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

On November 1, 2023, in connection with the Assignment (as defined below), Torben Straight Nissen, Ph.D., Michael Rosenblatt, M.D., William D. “Chip” Baird, Gary P. Pisano, Ph.D., Cristina M. Rondinone, Ph.D., Paul J. Sekhri, William R. Hinshaw, Jr., Martin Hendrix, Robert Rosiello and Catherine Angell Sohn, Pharm.D. each notified Axcella Health Inc. (the “Company,” “we,” “us,” “our,” and “Axcella”) of their respective resignations as members of the Company’s board of directors (the “Board”) and all committees thereof, effective immediately. None of these resignations resulted from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Termination of Officers

On November 1, 2023, in connection with the Assignment (as defined below), William R. Hinshaw, Jr. and Paul Fehlner were each notified by the Company of termination of their positions as President and Chief Executive Officer and Senior Vice President, Chief Legal Officer and Corporate Secretary, respectively, effective as of 11:59 p.m. on November 1, 2023. As previously disclosed in a Current Report on Form 8-K filed by the Company on February 17, 2023, each of Mr. Hinshaw and Dr. Fehlner agreed to waive their rights to severance payments provided under their respective employment agreements in the event of a Terminations Without Cause or for Good Reason (as such terms are currently defined in their respective employment agreements).

Election of Director and Officer

On November 1, 2023, the Board appointed Craig R. Jalbert, age 61, as the Company’s President, Treasurer, Corporate Secretary, effective as of 12:00 a.m. on November 2, 2023, and sole member of the Board, effective immediately. Mr. Jalbert will also serve as the Company’s principal executive officer, and as its principal financial officer and principal accounting officer. Mr. Jalbert’s term as director shall expire upon the election and qualification of his successor. Mr. Jalbert has not been appointed to any committee of the Board and as of the date hereof is not expected to be appointed to any committee of the Board.

Mr. Jalbert has served as a principal of the Foxborough, Massachusetts accounting firm of Verdolino & Lowey, P.C. since 1987. For over 30 years he has focused his practice in distressed businesses and has served, and continues to serve, in the capacities of officer and director for numerous firms in their wind-down phases.

In connection with his appointment, Mr. Jalbert will be compensated in the amount of $10,000 per month. If the stockholders approve the Assignment Proposal (as defined below), Mr. Jalbert will be compensated in the amount of $50,000 for his first year of service, and thereafter $25,000 per year for a period of three years total. There is no arrangement or understanding pursuant to which Mr. Jalbert was appointed to the Board. There are no family relationships between Mr. Jalbert and any director or executive officer of the Company, and Mr. Jalbert has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01. Other Matters.

Assignment for the Benefit of Creditors and Plan of Dissolution

On November 1, 2023 (the “Effective Date”), the Board of Axcella (i) determined that it is in the best interests of Axcella and its stakeholders to effect a transfer and assignment of substantially all of Axcella’s assets to an assignee (the “Assignee”) for the benefit of creditors (the “Assignment”); (ii) determined that it is in the best interests of Axcella and its stakeholders that, following the Assignment, the Company be dissolved in accordance with Delaware General Corporation Law pursuant to a Plan of Dissolution (the “Dissolution”); (iii) approved seeking stockholder approval to proceed with the Assignment and the Dissolution pursuant to Delaware law (the “Assignment and Dissolution Proposals”) at a special meeting of stockholders (the “Special Meeting of Stockholders”) to be held as soon as reasonably practicable following the Effective Date.

After seeking potential funding sources and other ways to continue to operate Axcella’s business, Axcella has been unable to find a viable alternative to the Assignment. The Board believes that the Assignment and Dissolution present the best opportunity for the best recovery for creditors and also may provide an opportunity for future payments to stockholders.

Upon the completion of the Assignment, the Assignee will have sole control over Axcella’s assets and Axcella will no longer operate its business or control the liquidation or distribution of its assets or the resolution of claims. The Board will determine the Assignee.

The Assignment is a judicial insolvency procedure, which, if approved by Axcella’s stockholders, is commenced by Axcella entering a contractual assignment for the benefit of creditors that effectuates the assignment, grant, conveyance, transfer, and setting over to the Assignee, in trust, of all of Axcella’s currently existing right, title, and interest in all real or personal property and all other assets, whatsoever and wheresoever situated. The Assignee will then file an application in the Delaware Court of Chancery, which commences a judicial proceeding for recognition of the Assignment (the “ABC Proceeding” and, together with the Assignment and all other transactions or actions contemplated by the ABC Proceeding or the Assignment, the “ABC Transactions”). The Assignee will then liquidate the assets for the general benefit of all of Axcella’s creditors according to their respective priorities at law to satisfy Axcella’s obligations. If any proceeds remain after all of Axcella’s obligations to creditors have been satisfied in full, those remaining proceeds will be distributed to stockholders. Because Axcella does not know the final amount that the Assignee will recover from a liquidation of Axcella’s assets, Axcella does not know whether any amounts will be available for distribution to the stockholders.

Axcella expects that, in connection with the proposed Assignment and Dissolution and seeking shareholder approval of the Assignment and Dissolution Proposal, the Company’s common stock will be delisted from Nasdaq.

A copy of the Plan of Dissolution is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It

Axcella will file with the Securities and Exchange Commission (“SEC”) a proxy statement in connection with the planned Assignment. The definitive proxy statement will be sent to the Company's stockholders and will contain important information about the planned Assignment. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and stockholders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC's website at www.sec.gov.

Certain Information Concerning Participants

Axcella and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of Axcella in connection with the proposed Assignment and Dissolution. Information about the persons who may be considered to be participants in the solicitation of Axcella’s stockholders in connection with its proposed Assignment and Dissolution, and any interest they have in the proposed Assignment and Dissolution, will be set forth in the definitive proxy statement when it is filed with the SEC. Further information about Axcella’s directors and executive officers is set forth in its proxy statement for its 2023 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. Copies of these documents may be obtained for free at the SEC’s website at www.sec.gov.

Forward Looking Statements

Certain statements in this report constitute “forward-looking statements” of Axcella within the meaning of applicable laws and regulations and constitute “forward-looking information” within the meaning of applicable securities laws.  Any statements contained herein which do not describe historical facts, including statements regarding the proposed Assignment and Dissolution and the related Special Meeting as well as our Nasdaq listing status are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the possibility that Axcella’s stockholders will not realize any value in Axcella’s shares, as well as those risks identified in the Company’s filings with the Commission, including under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2022, and subsequent filings, with the Commission, including the Company’s Quarterly Report on Form 10-Q for the quarters ended March 30, 2023 and June 30, 2023. Copies of these documents may be obtained for free at the SEC's website at www.sec.gov. Axcella cautions investors not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Except as required by law, Axcella undertakes no obligation to update or revise the information contained in this Current Report on Form 8-K, whether as a result of new information, future events or circumstances or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Plan of Dissolution of Axcella Health Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axcella Health Inc.

Date: November 1, 2023	By:	/s/ William R. Hinshaw, Jr.
	Name:	William R. Hinshaw, Jr.
	Title:	President, Chief Executive Officer and Director